UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2025

LEIDOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street, Reston, Virginia		20190
(Address of principal executive office)		(Zip Code)

(571) 526-6000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORM 8-K

Item 8.01.	Other Events.

On February 13, 2025, Leidos Holdings, Inc. issued a press release (the “Press Release”) announcing its wholly-owned subsidiary, Leidos, Inc. (the “Company”) commenced a cash tender offer (the “Tender Offer”) to purchase for cash any and all of the Company’s 3.625% Senior Notes due 2025 (the “2025 Notes”), of which $500,000,000 is currently outstanding. The Tender Offer is being made upon the terms and subject to the conditions set forth in the Company’s offer to purchase, dated as of February 13, 2025.

A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	“Financial Statements and Exhibits”

(d)	Exhibits

99.1	Press release of Leidos, Inc. dated February 13, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date: February 13, 2025	By:	/s/ Brian Z. Liss
Brian Z. Liss
	Its:	SVP, Deputy General Counsel and Corporate Secretary